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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                              ----------------

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of report (date of earliest event reported):  May 11, 1998


                               JTS CORPORATION
             (Exact name of Company as specified in its charter)


                       Commission File Number 0-21085


              Delaware                          77-0364572
              --------                          ----------
       (State of Jurisdiction)      (I.R.S. Employer Identification No.)

                166 Baypointe Parkway, San Jose, CA 95134
           (Address of principal executive offices and zip code)

       Company's telephone number, including area code: (408) 468-1800

                               Not Applicable
        (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

     JTS Corporation (the "Company") announced on May 11, 1998 that it is consenting to the removal of its Common Stock and 5 1/4% Debentures from The American Stock Exchange, Inc. ("AMEX").

     This action became necessary because the Company no longer fully satisfies all of the guidelines of the AMEX for continued listing. The AMEX has advised that the last day for trading of the Company's securities on the AMEX will be Friday, May 22, 1998.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 1998

                                      JTS CORPORATION



                                      By:  /s/ JOSEPH A. PREZIOSO
                                         ----------------------------------
                                             Joseph A. Prezioso
                                             Chief Financial Officer and
                                             Secretary (Principal Financial
                                             and Accounting Officer)


                                       2.
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